Exhibit 32.0

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Regarding Quarterly Report on Form 10-Q

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Bank of Commerce Holdings, a California Corporation (the "Company"), does certify that:

1)

The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended, and

2)	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of the Company.

Dated: November 1, 2019

/s/ Randall S. Eslick	/s/ James A. Sundquist
Randall S. Eslick	James A. Sundquist
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer